SPORT SUPPLY GROUP, INC.
               NON-QUALIFIED STOCK OPTION AGREEMENT


                                            ___________________
                                          (Effective Date of Grant)

TO: ______________________

       WHEREAS, Sport Supply Group, Inc. (the "Company") wishes to encourage _______________'s (the "Optionee") sense of proprietorship in the Company by owning the Common Stock, par value $.01 per share (the "Common Stock"), of the Company;

               NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, the Company hereby grants to the Optionee a non-qualified stock option to purchase up to a total of 50,000 shares of the Common Stock at a price per share of $9.00 (the "Option Price") on the terms and conditions and subject to the restrictions as set forth in this Agreement and in the Sport Supply Group, Inc. Stock Option Plan (the "Plan").

I.  DEFINITIONS

     a. Acquiring Person: An "Acquiring Person" shall mean any person (including any "person" as such term is used in Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) that, together with all Affiliates and Associates of such person, is the beneficial owner of 10% or more of the outstanding Common Stock. The term "Acquiring Person" shall not include the Company, any subsidiary of the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or subsidiary of the Company or any person holding Common Stock for or pursuant to the terms of any such plan, any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, Emerson Radio Corp. and its Affiliates and Associates or Geoffrey
P. Jurick. For the purposes of this Agreement, a person who becomes an Acquiring Person by acquiring beneficial ownership of 10% or more of the Common Stock at any time after the date of this Agreement shall continue to be an Acquiring Person whether or not such person continues to be the beneficial owner of 10% or more of the outstanding Common Stock.

     b. Affiliate and Associate. "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule
12b-2 of the General Rules and Regulations under the Exchange Act in effect on the date of this Agreement.

      c. Change in Control. A "Change in Control" of the Company shall have occurred if at any time during the term of this Agreement any of the following events shall occur:

       (i) The Company is merged, consolidated or reorganized into or with another corporation or other legal person and as a result of such merger, consolidation or reorganization less than 60% of the combined voting power to elect each class of directors of the then outstanding securities of the remaining corporation or legal person or its ultimate parent immediately after such transaction is available to be received by all of the Company's stockholders on a pro rata basis and is actually received in respect of, or in exchange for, voting securities of the Company pursuant to such transaction;

       (ii) The Company sells all or substantially all of its assets to any other corporation or other legal person and as a result of such sale less than 60% of the combined voting power to elect each class of directors of the then outstanding securities of such corporation or legal person or its ultimate parent immediately after such transaction is available to be received by all of the Company's stockholders on a pro rata basis and is actually received in respect of, or in exchange for, voting securities of the Company pursuant to such sale (provided that this provision shall not apply to a registered public offering of securities of a subsidiary of the Company, which offering is not part of a transaction otherwise a part of or related to a Change in Control);

        (iii)     Any Acquiring Person has become the
beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities which when added to any securities already owned by such person would represent in the aggregate 20% or more of the then outstanding securities of the Company which are entitled to vote to elect any class of directors; or

       (iv) Any occurrence that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation
14A or any successor rule or regulation promulgated under the Exchange Act; or

        (v) If at any time, the Continuing Directors then serving on the Board of Directors of the Company cease for any reason to constitute at least a majority thereof; or

          (vi) Such other events that cause a change in control of the Company, as determined by the Board of Directors of the Company in its sole discretion.

         d. Continuing Director. A "Continuing Director" shall mean a director of the Company who (i) is not an Acquiring Person or an Affiliate or Associate thereof, or a representative of an Acquiring Person or nominated for election by an Acquiring Person and (ii) was either a member of the Board of Directors of the Company on the date of this Agreement or subsequently became a Director of the Company and whose initial election or initial nomination for election by the Company's stockholders was approved by a majority of the Continuing Directors then on the Board of Directors of the Company.

II.  GENERAL PROVISIONS

     Subject to the other terms and provisions hereof, the shares subject to this option shall vest annually in equal installments on January 13, 2000 and 2001. The right to exercise this option shall expire ten years from the Effective Date of Grant as set forth in the upper right hand corner on page 1 of this Agreement, except as the right to exercise this option is otherwise qualified by the terms of the Plan or this Agreement.

       This option is not transferable otherwise than by will or the laws of descent and distribution, or as specifically provided below. Optionee may transfer this option to (i) the spouse, children or grandchildren of the Optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership or other entity in which such Immediate Family Members are the only partners, or (iv) to other persons or entities deemed appropriate by the Company's Stock Option Committee. This option may be exercised during the lifetime of the Optionee only by the Optionee or by his guardian or legal representative or his transferee as permitted hereunder. This option is not liable for or subject to, in whole or in part, the debts, contracts, liabilities or torts of the Optionee nor shall it be subject to garnishment, attachment, execution, levy or other legal or equitable process.

       This option shall be subject to the provisions of the Plan, which is a part of the Form S-8 Prospectus (the "Prospectus") covering the shares granted under this option, and is incorporated in its entirety by express reference herein. A copy of the Prospectus, as well as a copy of the Company's annual report to security holders containing the information required by Rule 14a-3(b) under the Exchange Act for its latest fiscal year, has been provided to the Optionee by the Company, and the Optionee hereby acknowledges receipt of same. Additional copies of these documents are available from the Company upon request. All defined terms contained herein shall have the meaning provided in the Plan except to the extent otherwise provided herein.

         Except as otherwise provided herein, the option granted hereunder shall terminate six (6) months after the date the Optionee ceases to be an employee of the Company (the "Termination Date") or until the option by its terms expires, whichever first occurs. Notwithstanding the foregoing, in the event the termination results from the Optionee's death or disability, the option, to the extent it was exercisable on the Termination Date shall be exercisable for twelve months from the Termination Date or until the option by its terms expires, whichever first occurs. After the Optionee's death, this option shall be exercisable only by the Optionee's transferee as permitted hereunder or by the executor or administrator of the Optionee's estate, or if the Optionee's estate is not in administration, by the Optionee's transferee as permitted hereunder or by the person or persons to whom the Optionee's rights shall have passed by the Optionee's will or under the laws of descent and distribution of the state where the Optionee was domiciled at the date of death. The Company may suspend for a reasonable period or periods the time during which this option may be exercised if, in the opinion of the Company, such suspension is required to enable the Company to remain in compliance with regulatory requirements relating to the issuance of shares of Common Stock subject to this option.

       Notwithstanding the provisions set forth herein, in the event (i) of a Change in Control, (ii) Optionee is terminated other than for Cause (as defined in that certain Employment Agreement by and between the Company and the Optionee dated as of January 14, 1998, the "Employment Agreement") or (iii) of a Constructive Discharge (as defined in the Employment Agreement) of Optionee, then from and after the date of the Change in Control, the Constructive Discharge or the termination without Cause, whichever is applicable, all of the Options hereunder shall vest in full and become immediately exercisable and shall remain exercisable until the option expires by its terms.

         Notwithstanding the provisions set forth herein, the Optionee may elect for a period of 180 days following a Change in Control to surrender to the Company for cancellation all or any part of the unexercised portion of this option. In consideration of such surrender and cancellation, the Optionee shall be entitled to receive for each share of Common Stock as to which the surrendered portion of the Option relates an amount in cash equal to the difference between the Option Price per share under this option and the highest closing sales price per share (as reported on the principal stock exchange on which the Common Stock is traded) of Common Stock during the 360 calendar day period prior to Optionee's election pursuant to this paragraph.


III.  EXERCISE OF OPTION

      This option may be exercised only by written notice (the "Exercise Notice") by the Optionee to the Company at its principal executive office. The Exercise Notice shall be deemed given when deposited in the U. S. mails, postage prepaid, addressed to the Company at its principal executive office, or if given other than by deposit in the U.S. mails, when delivered in person to an executive officer of the Company at that office. The date of exercise of the Option (the "Exercise Date") shall be the date of the postmark if the notice is mailed or the date received if the notice is delivered other than by mail. The Exercise Notice shall state the number of shares in respect of which the option is being exercised and, if the shares for which the option is being exercised are to be evidenced by more than one stock certificate, the denominations in which the stock certificates are to be issued. The Exercise Notice shall be signed by the Optionee and shall include the complete address of such person, together with such person's social security number.

       This option may be exercised either by tendering cash in the amount of the Option Price or by tendering shares of Common Stock (which may include shares previously acquired upon exercise of options granted under the Plan). The Exercise Notice shall be accompanied by payment of the aggregate Option Price of the shares purchased by cash or check payable to the order of the Company or by delivery of shares of Common Stock owned by the Optionee, in form satisfactory to the Company, tendered in full or partial payment of the Option Price. If shares of Common
Stock are used to pay part or all of the Option Price, the value of such shares for purposes of exercising this option shall be the Fair Market Value of the Common Stock on the Exercise Date. This Option may also be exercised by having shares of Common
Stock having a Fair Market Value on the Exercise Date equal to the aggregate Option Price withheld by the Company.

         In addition to the foregoing, any option granted under this Agreement may be exercised by a broker-dealer acting on behalf of the Optionee if (i) the broker-dealer has received from the Optionee or the Company a fully- and duly-endorsed agreement evidencing such option, together with instructions signed by the Optionee requesting the Company to deliver the shares of Common Stock subject to such option to the broker-dealer on behalf of the Optionee and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (iii) the broker-dealer and the Optionee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12
CFR Part 220, or any successor provision.

          The certificates for shares of Common Stock as to which this option shall have been so exercised shall be registered in the name of the Optionee and shall be delivered to the Optionee at the address specified in the Exercise Notice. In the case of the exercise of the option by an Optionee who is employed by the Company or a Subsidiary on the Exercise Date, the Optionee in exercising such option shall make payment or other arrangements (including, but not limited to, requesting that the Company withhold shares of Common Stock that were to be issued to the Optionee upon such exercise) satisfactory to the Company for withholding federal and state taxes, if applicable, with respect to the shares acquired upon exercise of the option. In the case of options exercised when the Optionee is no longer employed by the Company or a Subsidiary, such option exercise shall be valid only if accompanied by payment or other arrangement satisfactory to the Company with respect to the Company's obligations, if any, to withhold federal and state taxes with respect to the exercise of the option. In the event the person exercising the option is a transferee of the Optionee, the Exercise Notice shall be accompanied by appropriate proof of the right of such transferee to exercise this Option.

       Subject to the limitation expressed herein, this Option may be exercised with respect to all or a part of the shares of Common Stock subject to it.

        Neither the Optionee nor any person claiming under or through the Optionee shall be or have any rights or privileges of a stockholder of the Company in respect of any of the shares issuable upon the exercise of the option, unless and until certificates representing such shares shall have been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

IV.  GOVERNING LAW

     This Agreement has been executed in, and shall be deemed to be performable in, Dallas, Dallas County, Texas. For these and other reasons, the parties agree that this Agreement shall be governed by and construed in accordance with the laws of the State of Texas. The parties further agree that the courts of the State of Texas, and any courts whose jurisdiction is derivative on the jurisdiction of the courts of the State of Texas, shall have personal jurisdiction over all parties to this Agreement.

V.  ENTIRE AGREEMENT

         Except for the Plan, this Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties.
No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the party to be charged therewith. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

VI.  DUPLICATE ORIGINALS

     Both the Company and the Optionee, each of which shall retain one duplicate original, shall execute duplicate originals of this document.


                        SPORT SUPPLY GROUP, INC.



                        By: ________________________
                            Geoffrey P. Jurick
                            Chief Executive Officer

ACCEPTED:

________________________